Exhibit 12.1
CERTIFICATION

OF THE PRINCIPAL

EXECUTIVE OFFICER
I, Semiramis Paliou, certify that:
1. I have reviewed this annual report on Form 20-F of Diana Shipping

Inc. for the year ended December 31, 2022;
2.

Based

on my

knowledge,

this report

does not

contain

any untrue

statement of

a material

fact

or omit

to state

a
material fact necessary to make the statements made, in light of the circumstances under which such statements were
made, not misleading with respect to the period covered by this report;
3. Based

on my

knowledge,

the financial

statements, and

other financial

information

included

in this

report, fairly
present in all material respects the financial condition, results of operations and cash flows of the company as of, and
for, the periods presented in this report;
4. The company’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls
and

procedures

(as

defined

in

Exchange

Act

Rules

13a-15(e)

and

15d-15(e))

and

internal

control

over

financial
reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the

company and have:
(a)

Designed

such

disclosure

controls

and

procedures,

or

caused

such

disclosure

controls

and

procedures

to

be
designed under our supervision, to

ensure that material information

relating to the company, including its

consolidated
subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to
be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the

preparation

of

financial

statements

for

external

purposes

in

accordance

with

generally

accepted

accounting
principles;
(c) Evaluated the

effectiveness of

the company’s

disclosure controls

and procedures and

presented in this

report our
conclusions about the

effectiveness of the

disclosure controls and

procedures, as of the

end of the period

covered by
this report based on such evaluation; and
(d) Disclosed in this report any change in the company’s internal control over financial reporting that occurred during the period

covered by

the annual

report that

has materially

affected, or

is reasonably

likely to

materially affect,

the
company’s internal control over

financial reporting; and
5. The

company’s

other

certifying

officer(s)

and

I have

disclosed,

based on

our

most recent

evaluation

of internal
control over financial

reporting, to the

company’s auditors and the

audit committee of

the company’s board of

directors
(or persons performing the equivalent functions):
(a) All

significant deficiencies

and material

weaknesses in

the design

or operation

of internal

control over

financial
reporting

which

are reasonably

likely

to adversely

affect

the company’s

ability to

record,

process,

summarize

and
report financial information; and
(b) Any fraud,

whether or not material,

that involves management

or other employees

who have a significant

role in
the company’s internal

control over financial reporting.
Date: March 27, 2023
/s/ Semiramis Paliou
Semiramis Paliou
Chief Executive Officer (Principal Executive Officer)